FAX NUMBER (714) 831-0400


March 15, 1995

Ropak Corporation
c/o  William M. Curtis, Assistant Secretary
25241 Buckskin Drive
Laguna Hills, California 92653


Gentlemen:

         This will refer to the tender offer to purchase all outstanding common stock of Ropak Corporation at $11.00 per share in cash announced by LINPAC Mouldings Ltd. ("LINPAC"). You and LINPAC are authorized to indicate in materials mailed to stockholders of Ropak that I intend to accept LINPAC's tender offer as to the following securities of Ropak held by the undersigned:


          Shares of Common Stock:         Approx. 25,251 shares owned by me.

          Shares of Common Stock issuable upon exercise of stock options:

                      10,890 stock options granted 5/17/90
                      17,500 stock options granted 2/19/91
                       2,500 stock options granted 2/7/94


                                          Very truly yours,


                                          /s/  RONALD W. CAMERON
                                          RONALD W. CAMERON


                              EXHIBIT 10.55                              Page 1